Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Neptune Insurance Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Steiner, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NEPTUNE INSURANCE HOLDINGS INC.

	By:	/s/ Jim Steiner
	Name:	Jim Steiner
	Title:	Chief Financial Officer and Director
(Principal Financial Officer)

Date: April 29, 2026
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.